Exhibit 4.6.25
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     FIRST SENIOR NOTES SUPPLEMENTAL INDENTURE (this “Senior Notes Supplemental Indenture”) dated as of March 15, 2012 among Reynolds Group Issuer LLC, a Delaware limited liability company (the “US Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “US Issuer II”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Issuers”), BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (“BP I”), the affiliates of the Issuers party hereto (the “Additional Senior Note Guarantors”) and THE BANK OF NEW YORK MELLON, as trustee, principal paying agent, transfer agent and registrar (the “Trustee”), under the indenture dated as of February 15, 2012, as amended or supplemented (the “Senior Notes Indenture”), in respect of the issuance of an aggregate principal amount of $1,250,000,000 of 9.875% Senior Notes due 2019 (the “Senior Notes”).
WITNESSETH:
     WHEREAS pursuant to Section 4.1l(i) of the Senior Notes Indenture, each Restricted Subsidiary incorporated or otherwise organized under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia shall be required to enter into its respective Senior Note Guarantee within 90 days following the Closing Date (or on such later date as may be permitted by the Applicable Representative in its sole discretion);

WHEREAS pursuant to Section 9.01 of the Senior Notes Indenture, the Trustee, BP I and the Issuers are entitled to execute and deliver this Senior Notes Supplemental Indenture;
     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Senior Note Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Notes as follows:
     1. Guarantee. The Additional Senior Note Guarantors hereby jointly and severally with all other Senior Note Guarantors unconditionally guarantee the Issuers’ obligations under the Senior Notes and the Senior Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Notes Indenture and agree to be bound as a Senior Note Guarantor by all the other applicable provisions of the Senior Notes Indenture.
     2. Ratification of Senior Notes Indenture; Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.
     3. Governing Law. THIS SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Senior Notes Supplemental Indenture.
     5. Duplicate Originals. The parties may sign any number of copies of this Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
     7. No Adverse Interpretation of Other Agreements. This Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt

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agreement of the Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Senior Notes Supplemental Indenture.
     8. No Recourse Against Others. No (i) director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation or (ii) director, officer, employee or manager of an Additional Senior Note Guarantor, will have any liability for any obligations of the Issuers under the Senior Notes, this Senior Notes Supplemental Indenture, the Senior Note Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation; provided, however, the foregoing shall not in any manner affect the liability of an Additional Senior Note Guarantor with respect to its Senior Note Guarantee. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
     9. Indemnity. (a) The Issuers, BP I and the Additional Senior Note Guarantors executing this Senior Notes Supplemental Indenture, subject to Section 10.08 of the Senior Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Senior Notes Supplemental Indenture or a Senior Note Guarantee provided herein against the Issuers, BP I or an Additional Senior Note Guarantor (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I, any Additional Senior Note Guarantor, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Issuers shall not relieve any of the Issuers, BP I or the Additional Senior Note Guarantors executing this Senior Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers, BP I and the Additional Senior Note Guarantors, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.

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     (b) To secure the payment obligations of the Issuers, BP I and the Additional Senior Note Guarantors in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Notes.
     10. Successors and Assigns. All covenants and agreements of the Issuers and the Additional Senior Note Guarantors in this Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Senior Notes Supplemental Indenture shall bind its successors and assigns.
     11. Severability. In case any one or more of the provisions contained in this Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Senior Notes Supplemental Indenture or the Senior Notes.
     12. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
     If to any of the Issuers or any Additional Senior Note Guarantor:
Level 22
20 Bond Street,
Sydney, NSW 2000, Australia
Attn: Helen Golding
Fax: +6192686693
helen.golding@rankgroup.co.nz
If to the Trustee, Principal Paying Agent, Transfer
Agent or Registrar:
The Bank of New York Mellon
101 Barclay Street 4-E
New York, NY 10286
Attn: International Corporate Trust
Fax: (212) 815-5366
Catherine, donohue @ bnymellon.com
lesley.daley@bnymellon.com
     13. Amendments and Modification. This Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Senior Notes Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC

by	/s/ Helen Dorothy Golding Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS GROUP ISSUER INC.

by	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.

by	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By:	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

Signed, sealed and delivered by	)
WHAKATANE MILL AUSTRALIA	)
PTY LIMITED by the party’s	)
attorney pursuant to power of attorney	)
dated 29 February 2012 who states	)
that no notice of revocation of the	)
power of attorney has been received in the presence of:	)

/s/ Rachel Walsh	/s/ Cindi Lefari

Witness	Attorney

Rachel Walsh	Cindi Lefari

Name of Witness	Name of Attorney
Signature Page to
Senior Notes Supplemental Indenture

SIG AUSTRIA HOLDING GMBH

By:	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH & CO KG

REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney
Signature Page to
Senior Notes Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

by	/s/ Guilherme Rodrigues Miranda
Name: Guilherme Rodrigues Miranda
Title: Manager

SIG BEVERAGES BRASIL LTDA.

by	/s/ Felix Colas Morea

Name: Felix Colas Morea
Title: Manager

SIG COMBIBLOC DO BRASIL LTDA.

by	/s/ Ricardo Lanca Rodriguez

Name: Ricardo Lanca Rodriguez
Title: Manager

by	/s/ Antonio Luiz Tafner Ferreira

Name: Antonio Luiz Tafner Ferreira
Title: Manager
Signature Page to
Senior Notes Supplemental Indenture

CSI LATIN AMERICAN HOLDINGS CORPORATION

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

by	/s/ Karen Mower
Name: Karen Mower
Title: Attorney-in-Fact
Signature Page to
Senior Notes Supplemental Indenture

EVERGREEN PACKAGING CANADA LIMITED

By	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

PACTIV CANADA INC.

By	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG BEVERAGES GERMANY GMBH

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC GMBH

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

SIG INFORMATION TECHNOLOGY GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

SIG Euro Holding AG & CO. KGaA
towards all parties to this Agreement other than SIG
Reinag AG, acting through its general partner
(Komplementär) SIG Reinag AG

By	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
towards SIG Reinag AG, acting through its supervisory
board (Aufsichtsrat), represented by the
chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
Name: Rolf Stangl
Title: Chairman of the supervisory board
Signature Page to
Senior Notes Supplemental Indenture

SIG COMBIBLOC SYSTEMS GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC
ZERSPANUNGSTECHNIK GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SIG BETEILIGUNGS GMBH

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

SIG ASSET HOLDINGS LIMITED

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL
(HONG KONG) LIMITED

by	/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Authorized Signatory

SIG COMBIBLOC LIMITED

by	/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Authorized Signatory

EVERGREEN PACKAGING (HONG KONG)
LIMITED

by	/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

CSI HUNGARY KFT.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL
HOLDINGS (JAPAN) KK

by	/s/ Karen Mower
Name: Karen Mower
Title: Attorney

CLOSURE SYSTEMS INTERNATIONAL
JAPAN, LIMITED

by	/s/ Karen Mower
Name: Karen Mower
Title: Attorney
Signature Page To
Senior Notes Supplemental Indenture

BEVERAGE PACKAGING HOLDINGS
(LUXEMBOURG) III S.A.R.L.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

EVERGREEN PACKAGING
(LUXEMBOURG) S.A.R.L.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

EVERGREEN PACKAGING MÉXICO, S. DE
R.L. DE C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

REYNOLDS METALS COMPANY DE
MEXICO, S. DE R.L. DE C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE
R.L. DE C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A.
DE C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE
C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

GRUPO CSI DE MÉXICO, S. DE R.L. DE
C.V.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory

BIENES INDUSTRIALES DELNORTE, S.A.
DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A.
DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

GRUPO CORPORATIVO JAGUAR, S.A. DE
C.V.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

REYNOLDS CONSUMER PRODUCTS
INTERNATIONAL B.V.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL
B.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

EVERGREEN PACKAGING
INTERNATIONAL B.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

REYNOLDS PACKAGING
INTERNATIONAL B.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

WHAKATANE MILL LIMITED

by	/s/ Helen Dorothy Golding Name: Helen Dorothy Golding
Title: Authorized Signatory

Witnessed by:

/s/ Karen Mower

Name: Karen Mower
Title: Attorney
Address: Sydney, Australia
Signature Page to
Senior Notes Supplemental Indenture

SIG COMBIBLOC GROUP AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC (SCHWEIZ) AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG ALLCAP AG

by	/s/ Cindi Lefari
Name: Cindi Lafari
Title: Attorney

SIG SCHWEIZERISCHE INDUSTRIE-
GESELLSCHAFT-AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG TECHNOLOGY AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC PROCUREMENT AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney
Signature Page to
Senior Notes Supplemental Indenture

SIG REINAG AG

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney
Signature Page to
Senior Notes Supplemental Indenture

SIG COMBIBLOC LTD.

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory
Signature Page to
Senior Notes Supplemental Indenture

SIG HOLDINGS (UK) LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

REYNOLDS SUBCO (UK) LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

CLOSURE SYSTEMS INTERNATIONAL
(UK) LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

IVEX HOLDINGS, LTD.

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney
Signature Page to
Senior Notes Supplemental Indenture

KAMA EUROPE LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

OMNI-PAC U.K. LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

THE BALDWIN GROUP LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

by	/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney
Signature Page to
Senior Notes Supplemental Indenture

THE BANK OF NEW YORK MELLON,
as Trustee, Principal Paying Agent,
Transfer Agent and Registrar

By:	/s/ Catherine F. Donohue
Name:	CATHERINE F. DONOHUE
Title:	VICE PRESIDENT
Signature Page to
Senior Notes Supplemental Indenture